UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §14a-12

HUNTINGTON INGALLS INDUSTRIES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

+ 000004 ENDORSEMENT_LINE__________SACKPACK__________MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 Online Go to www.envisionreports.com/HII or scan the QR code – login details are located in the shaded bar below. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 2, 2023 at 11:00 a.m. EDT Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. This is not a ballot. You cannot use this notice to vote your shares. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage stockholders to access and review all of the important information contained in the proxy materials before voting. The 2022 annual report to stockholders and the 2023 annual meeting proxy statement are available at: www.envisionreports.com/HII Easy Online Access – View your proxy materials and vote. Step 1: Go to www.envisionreports.com/HII. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 21, 2023 to facilitate timely delivery. 2NOT COY + 03S5IA

Notice of 2023 Annual Meeting of Stockholders The 2023 Annual Meeting of Stockholders of Huntington Ingalls Industries, Inc. will be held on Tuesday, May 2, 2023 at 11:00 A.M. EDT, virtually via the internet at https://meetnow.global/MKKD465. To participate in the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below. The Board of Directors recommends a vote FOR the 11 director nominees, FOR Proposals 2 and 3 and AGAINST Proposal 4. 1. Elect 11 directors: Augustus L. Collins, Leo P. Denault, Kirkland H. Donald, Victoria D. Harker, Frank R. Jimenez, Christopher D. Kastner, Anastasia D. Kelly, Tracy B. McKibben, Stephanie L. O’Sullivan, C. Thomas C. Schievelbein, John K. Welch 2. Approve executive compensation on an advisory basis 3. Ratify the appointment of Deloitte & Touche LLP as independent auditors for 2023 4. Stockholder proposal requesting that HII disclose on its website an annual report of HII’s direct and indirect lobbying activities and expenditures PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/HII. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Huntington Ingalls Industries, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 21, 2023.